SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ---------

                                    FORM 8-K



 Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               February 26, 1998


                        GS Financial Products U.S., L.P.
             (Exact name of registrant as specified in its charter)



Cayman Islands                 No. 000-25178              52-1919759
(State or other           (Commission File Number)     (I.R.S. employer
jurisdiction of                                         identification no.)
incorporation)




                                  P.O. Box 896
                      Harbour Centre, North Church Street
                          Grand Cayman, Cayman Islands
                              British West Indies
                    (Address of principal executive offices)


                                 (809) 945-1326
              (Registrant's telephone number, including area code)




         (Former name or former address, if changes since last report)





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Item 5. Other Events.


         Accompanying this Current Report on Form 8-K as exhibits 23.1 and 99.1 hereto, respectively, are (i) the consent of Coopers & Lybrand L.L.P., independent accountants, to the incorporation by reference of the report on their audit of the balance sheets of GS Financial Products US Co. as of November 29, 1996 and November 28, 1997, in the registrant's Registration Statement on Form S-3 (File No 33-99948) and (ii) the balance sheets of GS Financial Products US Co. as of November 29, 1996 and November 28, 1997, including the report of Coopers & Lybrand L.L.P., independent accountants, thereon.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


         (c)  The following exhibits are filed as part of this Form 8-K:

              23.1 Consent of Coopers & Lybrand L.L.P.

              99.1 Balance Sheets of GS Financial Products US Co., including independent accountants' report thereon.

                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on this 26th day of February, 1998.



                                    GS FINANCIAL PRODUCTS U.S., L.P.
                                    acting by its general partner,
                                    GS Financial Products US Co.



                                    By:      /s/     Greg Swart
                                       -----------------------------------
                                                    Greg Swart
                                      President, Principal Financial Officer
                                        and Principal Accounting Officer

                                      For and on behalf of GS Financial Products
                                      US Co., managing general partner of
                                      GS Financial Products U.S., L.P.

                               Index to Exhibits



Exhibit No.       Description
-----------       ------------------------------------------
   23.1           Consent of Coopers & Lybrand L.L.P.

   99.1           Balance Sheets of GS Financial Product
                  US Co., including independent accountants' report thereon.